UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2012

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC		28277
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 3, 2012. Proxies were solicited from holders of 68,019,953 outstanding shares of Common Stock as of the close of business on March 12, 2012, as described in the Company’s Proxy Statement dated March 28, 2012.

At the meeting, stockholders elected the four directors named below. The votes cast with respect to each director were as follows:

Director Name	Votes For	Votes Withheld	Non-Votes

Jeffrey A. Atkins	53,667,519	274,182	8,866,963
Peter P. Brubaker	53,255,572	686,130	8,866,963
Carl E. Lee, Jr.	52,241,316	1,700,385	8,866,963
Isaiah Tidwell	52,757,858	1,183,843	8,866,963

The Directors will hold office until the next annual meeting of stockholders in 2015.

At the meeting, the stockholders ratified the selection of KPMG LLP as the independent registered public accounting firm for fiscal year 2012. This proposal received 62,193,270 votes for; 565,850 votes against; 49,560 abstentions; and zero non-votes.

Also at the meeting, the stockholders approved the advisory resolution approving the compensation paid to Snyder’s-Lance, Inc. named executive officers. This proposal received 49,877,065 votes for; 1,404,667 votes against; 2,659,984 abstentions; and 8,866,963 non-votes.

Also at the meeting, the stockholders voted to approve the Snyder’s-Lance, Inc. 2012 Key Employee Incentive Plan. This proposal received 51,871,179 votes for; 1,728,699 votes against; 341,838 abstentions; and 8,866,963 non-votes.

Also at the meeting, the stockholders voted to approve the Snyder’s-Lance, Inc. 2012 Associate Stock Purchase Plan. This proposal received 53,231,229 votes for; 380,549 votes against; 329,938 abstentions; and 8,866,963 non-votes.

Item 8.01.	Other Events.

On May 3, 2012, Snyder’s-Lance, Inc. (the “Company”) issued a press release announcing the results from its 2012 Annual Meeting of Stockholders. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press release, dated May 3, 2012, announcing the results from the 2012 Annual Meeting of Stockholders.

The information furnished as exhibits hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in specific reference in a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER’S-LANCE, INC.
(Registrant)

Date: May 7, 2012	By:	/s/ A. Zachary Smith III
A. Zachary Smith III
Secretary

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
May 3, 2012	0-398

SNYDER’S-LANCE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated May 3, 2012, announcing results from the 2012 Annual Meeting of Stockholders.